Exhibit 10.11

IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

DEED OF UNDERTAKING

THIS DEED is made on 16 March 2022

BETWEEN:

(1)	YishengBio (Hong Kong) Holdings Limited (依生生物科技 （香港）控股有限公司) (the “Borrower”); and

(2)	R-Bridge Healthcare Fund, LP as agent of the Finance Parties (other than itself) (the “Agent”).

WITNESSES AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Capitalised terms defined in the Facility Agreement have the same meaning when used in this Deed unless expressly defined in this Deed. In addition:

“Facility Agreement” means the US$40,000,000 term loan facility agreement dated 16 March 2022 between, among others, the Borrower as borrower, the persons listed in part I of schedule 1 thereto as original guarantors and the Agent as original lender and agent.

“NDRC” means National Development and Reform Commission of the PRC (including its successors) or, as applicable, its authorised local counterpart.

“NDRC Circular” means the Notice on Promoting the Reform of Managing the External Debt Issuance by Enterprises with a Record-filing and Registration System (《国家发展改革委关于推进企业发行外债备案登记制管理改革的通知》) ( 发改外资[2015] No. 2044) promulgated by the NDRC on 14 September 2015 and its implementation rules and interpretations from time to time.

“Party” means a party to this Deed.

1.2	Interpretation

The provisions of clauses 1.2 (Construction), 1.4 (Third party rights) and 1.5 (Contractual recognition of bail-in) of the Facility Agreement apply to this Deed mutatis mutandis.

2.	SHAREHOLDER DOCUMENTS AND COMPLIANCE

2.1	The Borrower and the Agent agree to designate each of the following documents as a Shareholder Agreement:

(a)	the side letter dated 28 January 2021 and entered into by, among others, Cayman Yisheng, the Borrower, Mr. Zhang and Oceanpine Investment Fund II LP;

(b)	the side letter dated 28 January 2021 and entered into by, among others, Cayman Yisheng, the Borrower, Mr. Zhang, OrbiMed New Horizons Master Fund, L.P. and Adjuvant Global Health Technology Fund, L.P.; and

(c)	the Adjuvant Global Health Agreement.

2.2	The Borrower represents and warrants to the Agent on the date of this Deed that neither any Obligor nor any Group Member has breached any law or regulation issued by SAFE, NDRC (including the NDRC Circular (if applicable)) or any other Governmental Agency of the PRC.

2.3	For so long as any amount is outstanding under the Relevant Finance Documents or any Commitment is in force, the Borrower shall (and shall procure that each other Group Member will) ensure compliance in all respects with all laws and regulations issued by SAFE, NDRC or any other Governmental Agency of the PRC (including the NDRC Circular (if applicable)).

2.4	The Borrower shall (and shall procure that each Obligor and Group Member will) take all such action (including making all filings, registrations and reporting) as may be necessary or as the Agent may specify for the purpose of complying with all laws and regulations applicable to the transaction contemplated under the Finance Documents.

3.	MISCELLANEOUS

3.1	This Deed is a Finance Document.

3.2	The provisions of Clauses 30 (Notices), 32 (Partial invalidity), 33 (Remedies and waivers) and 34 (Amendments and waivers) of the Facility Agreement apply to this Deed mutatis mutandis.

3.3	This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

4.	GOVERNING LAW AND ENFORCEMENT

This Deed is governed by Hong Kong law. Clause 37 (Enforcement) of the Facility Agreement applies to this Deed mutatis mutandis.

IN WITNESS WHEREOF this Deed has been executed and delivered by the Borrower as a deed and signed by the Agent and it shall take effect on the date first above written.

As Borrower

EXECUTED AS A DEED	)
BY THE SOLE DIRECTOR OF	)
YISHENGBIO (HONG KONG) HOLDINGS LIMITED	)	/s/ Yi Zhang
(依生生物科技 （香港）控股有限公司))		Zhang Yi Sole Director

IN THE PRESENCE OF:

WITNESS’S SIGNATURE	/s/ Chenyu Wu

FULL NAME	Chenyu Wu

Address:	[***]
Telephone:	[***]
Fax:	N/A
Email:	[***]
Attention:	David Shao

Signature page to Deed of Undertaking

As Agent

R-BRIDGE HEALTHCARE FUND, LP

By:	/s/ Wei Fu

Name:	FU WEI
Title:	Director

Address:	c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
Telephone:	[***]
Fax:	N/A
Email:	[***]
Attention:	Peng Fu

Signature page to Deed of Undertaking